UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2012
Date of Report (Date of earliest event reported)

INFITECH VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51073	98-0335119
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

20 Lyall Avenue
Toronto, Ontario, Canada	M4E 1V9
(Address of principal executive offices)	(Zip Code)

(416) 691-4068
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02             UNREGISTERED SALES OF EQUITY SECURITIES.

On February 23, 2012, Infitech Ventures Inc. (the “Company”) completed a private placement to one investor of 100,000 shares of its common stock at a price of $0.10 per share for proceeds of $10,000. This private placement was completed pursuant to the provisions of Regulation S promulgated under the Securities Act of 1933. The Company did not engage in a distribution of this offering in the United States. The investor represented that it was not a US person as defined in Regulation S, and that it was not acquiring the Company’s securities for the account or benefit of a US person.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFITECH VENTURES INC.

Date: February 23, 2012
	By:	/s/ Paul G. Daly

PAUL G. DALY
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer